May 2008

China Biologic Products, Inc.

A profitable, rapidly growing plasma-based biopharmaceutical products company in China



Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

The forward-looking statements contained in this presentation are made only of this date, and China Biologic Products, Inc. is under no obligation to revise or update these forward-looking statements.

Equity Snapshot

Ticker	CBPO.OB
Price (5/13/08):	$2.95
Market Capitalization:	$63.2M
Revenues (FY2007):	$32.4M
Net income (FY2007):	$8.2M
Wtd Avg Diluted Shares as of 03/31/08	22.0M
Diluted Earnings Per Share (FY2007)	$0.37
P/E (2007)	8.0X

Company Overview

- Our Mission: To be the leading provider of plasma-based biopharmaceutical products in China
- Only approved manufacturer of plasma-based biopharmaceutical products in Shandong, China, the second largest province with a population of 93 million
- China Biologic ranks 5th in market share, owning 7 out of 100 plasma stations in China
- Plasma-based Human Albumin is used mainly to increase blood volume while Immunoglobulin is used for disease prevention and treatment
- Established in 2002


Revenues
(US$ in Thousands)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
8,163
11,559
22,231
32,399
2004
2005
2006
2007


Net Income
(US$ in Thousands)
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
515
1,310
3,817
8,179
2004
2005
2006
2007

Investment Highlights

- Rising demand for plasma-based products
- Stringent regulatory requirements, consolidating market creates tight supply conditions
- China Biologic has secured limited raw materials supply
- Growing portfolio of high-margin products
- Regional expansion opportunities
- Solidly profitable
- Low valuation relative to peers

Principal Products

China Biologic's Products are Essential to Health Care



Human Albumin

plasma protein formed in the liver and accounts for about 60% of protein in blood. Applications include emergency blood loss, burns, volume replacement during and after surgery, improvement of wound healing, albumin-depleting kidney diseases, malignant tumors



General Immunoglobulin

special, concentrated antibody preparations that provide short-term protection against disease. Applications include primary immunoglobulin deficiency and secondary immunoglobulin deficiency



Special Immunoglobulin

special, concentrated antibody preparations that provide short-term protection against disease. Applications include hepatitis B, rabies, and tetanus

High Demand for Products

One of Top 10 Pharmaceutical Products Purchased by Hospitals in China

Product	RMB million	US$ million
Toubaopaitongna Cefoperazone Sodium/ Amoxicillin Sodium	2,732	339
Levofloxacin	2,321	288
Cefuroxime	1,994	247
Ceftazidime	1,620	201
Taxol	1,569	194
Azithromycin	1,471	182
Filgrastim	1,328	165
Thymosin	1,284	159
Human Albumin	**1,266**	**157**
Sodium Chloride	1,260	156

Source: Gousen research report, for 2004

Note: The current market size of Human Albumin is a lot higher than $157M.

Under Penetrated Market

Plasma Market: China vs. Developed Nations

	PRC (Per million population)	More developed countries (Per million population)	PRC usage as a % of more developed countries
Albumin	55kg	200-300kg	18%-28%
IVIG (Intravenous Immunoglobulin G)	1kg	10kg	10%
Factor VIII	0.1 IU	1 IU	10%

Range of Plasma Products Used

Region	Number of Plasma Products	Human Albumin	Various types of Immunoglobulin	Clotting Factors
China	4-8	75%	20%	5%
More developed countries	10-20	25%	25%	50%

Revenue Breakdown

Product Sales Mix & Product Growth Rates

PRODUCT	% of 2006 Sales	% of 2007 Sales	2007 Volume Growth Rate
Human Albumin	75.7%	63.4%	-2.1%
Human Rabies Immunoglobulin	12.2%	17.8%	82.4%
Human Immunoglobulin for Intravenous Injection	4.4%	10.3%	-16.4%
Human Hepatitis B Immunoglobulin	4.2%	4.7%	44.2%
Human Tetanus Immunoglobulin	3.3%	3.4%	20.8%
Others	0.2%	0.4%	---

Revenue Breakdown for 2007





New Mandates Strengthen Market Structure/Drive Consolidation

Stringent Regulation by Government →

- Mandatory reform of blood collection stations in 2006
- Heightened safety and hygienic standards
- GMP Certification required for biopharmaceutical manufacturers, including blood collection stations
- Restriction of imported products from international sources due to past outbreaks
- Limited allowance of new collection stations/No approval of new plasma-based manufacturers

↓ *Produces*

Improved Quality of Collection Stations and Final Plasma Products →

- Total number of manufacturers reduced to 34; half not competitive
  - Lack of plasma supply, obsolete facilities, smaller product portfolios
- Total number of stations reduced to about 100; CBPO has 7
- Fragmented market undergoes consolidation
  - CBPO ranked 5th in market share, #1 market share is only 15%
- Collection stations become acquisition targets

↓ *Creates*

Favorable Market Conditions →

- Supply of plasma tightens up
- Pushes price of plasma-based products higher

- **In 2007, Chinese Health authorities disqualified 25 blood collection personnel and closed two blood plasma collection stations for violating collection regulations.**

Source: Xinhua News (2008-03-28) *China closes almost 5,000 illegal blood banks*

Stringent Quality Control



- One of first plasma-based manufacturers in China to receive GMP certification (1999)
- Awarded Advanced High-tech Enterprise Certification by the Department of Science and Technology of Shandong Province (2005)
- Awarded Advanced High-tech Enterprise Certification by the Ministry of Science and Technology of PRC (2006)
- Accepted into Double Hundred Project by Shandong Economic and Trade Committee (2007)
- Annual production capacity was 300 tons of plasma in 2007 and will reach 600 tons in mid 2008 *
- All of our products are covered by product liability insurance for sales in China
- Since founded in 2002, no product liability claims nor legal actions filed by patients due to use of our products

* Source: Management Estimate

Compelling Growth Strategy

- Secure the supply of plasma
- Acquire competitors or other biologic related companies
- Further strengthen research and development capability
- Focus on new products and regional expansion



Securing the Plasma Supply

Securing the plasma supply

- December 2006 – Acquired the assets of five of the six plasma collection stations in Shandong Province
- February and April 2007 – Acquired the assets of two stations in Guangxi Province
- Further acquisition of collection stations driven by reform of ownership of plasma stations

around 280 tons of plasma supply


Shandong
Guangxi

Focus on R&D

On-going R&D Objectives

- Broaden the breadth and depth of our portfolio of plasma-based biopharmaceutical products
- Enhance the yield per unit volume of plasma through new collection techniques
- Maximize manufacturing efficiency and safety
- Promote product safety through implementation of new technologies
- Refine production technology for existing products

New Product Pipeline

Product	
Cryoprecipitate (raw material for Human Coagulation Factor VIII)	Production approval for sales by the SFDA in 2008
Human Albumin(12.5g/vial)	Awaiting approval for commercial production by the SFDA (stage 9)
Human Hepatitis B Immunoglobulin (pH 4) for Intravenous Injection	Approved to commence clinical trial (stage 8)
Human Prothrombin Complex Concentrate	Approved to commence clinical trial (stage 8)
Human Coagulation Factor Ⅷ	Clinical research sample and report submitted; in the process of onsite random sampling (stage 5)
Human Fibrinogen	Commenced laboratory studies on the manufacturing procedure (stage 2)
Human Immunoglobulin for Intravenous Injection - 10%	About to begin a technical feasibility study and laboratory study on the manufacturing procedure (stage 2)

Product & Geographic Expansion

Increase Customer Penetration and Expand into Other Provinces

- Increase penetration at existing customers with new products
- Expand geographic reach
  - Shandong Province accounts for 42% of total revenue for 2007
  - Continue marketing efforts in Jiangsu, Zhejiang, Henan and northeastern part of China
- Leverage existing sales network
  - 50 employees in marketing and after-sales service department
  - 397 distributors located in 22 provinces and municipal cities throughout China

Management Profiles

Chao Ming Zhao, CEO (Effective as of June 1, 2008)

- Chief Financial Officer of China operating subsidiary since September 2003
- Over 10 years of experience in finance, accounting and internal control
- Certified Accountant in the PRC and an international registered internal auditor
- MBA in finance from Chinese University of Hong Kong in 2006

Tung Lam, CEO of Shandong Taibang

- Responsible for the operations of Chinese subsidiary
- Previously Vice President of Fujian Province Fei Yue Group in charge of investment management
- Over 20-years managerial experience in engineering, IT products and financial service industries

Yu-Yun Tristan Kuo, CFO (Effective as of June 1, 2008)

- 27 years of accounting, financing and information system working experience in manufacturing, commodity trading and banking industry in the capacity of CFO, CIO and Controller
- CFO for Cuisine Solution, Inc., a public traded company in Virginia between 2002 and 2007
- Master of Arts degree in Accounting from the Ohio State University and Bachelor of Arts degree in Economics from Soochow University in Taipei

Financial Highlights

Growing Revenues



(US$ in Thousands)
CAGR=58%
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
8,163
11,559
22,231
32,399
7,849
2004
2005
2006
2007
Q1 of 2008

Rising Net Income

(US$ in Thousands)



9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
CAGR=151%
515
1,310
3,817
8,179
2,268
2004
2005
2006
2007
Q1 of 2008

EPS-Diluted	$0.03	$0.07	$0.18	$0.37	$0.10

Income Statement

Consolidated Income Statement	Year Ended Dec 31			
($ in Millions)	2005	2006	2007	Q1 of 2008
Revenues	11.6	22.2	32.4	7.8
Gross Profit	5.4	12.6	22.5	5.9
Gross Margin	46.6%	56.8%	69.3%	75.2%
Operating income	2.5	6.2	12.8	3.6
Operating Margin	21.6%	27.9%	39.5%	46.4%
Net income	1.3	3.8	8.2	2.3
Net Margin	11.2%	17.2%	25.2%	19.4%
Weighted average number of shares				
Diluted	19,234,942	21,434,942	21,861,014	21,964,168
EPS – diluted	$0.07	$0.18	$0.37	$0.10

Balance Sheet

Consolidated Balance Sheets ($ in Millions)	Ended Dec 31 2006	Ended Dec 31 2007	Ended March 31 Q1 of 2008
Cash	$4.3	$5.0	$5.2
Inventory	$6.1	$9.5	$11.5
Total Current Assets	$15.5	$15.7	$19.0
Total Assets	$24.5	$33.3	$38.4
Total Current Liabilities	$8.8	$6.9	$8.5
Total Stockholder's Equity	$12.7	$22.4	$25.8
Total Liabilities & Stockholder's Equity	$24.5	$33.3	$38.4

Peer Valuation

Company	Ticker	Stock Price (5/14/08)	2007 Revenues	Revenue Growth in 2007	2007 EPS	Trailing P/E	Forward P/E (08E)
Hualan Biological Engineering Inc.	002007.sz	$6.48	$46.2 m	-1.1%	$0.07	78.42	45.8
Beijing Tiantan Biological Products Corp. Ltd.	600161.ss	$3.36	$69.9 m	27.3%	$0.04	81.04	54.39
Unisplendour Guhan Group	000590.sz	$1.26	$29.7m	-27.64%	$0.01	72.84	N/A
Guangxi Beisheng Pharmaceutical Co., Ltd.	600556.ss	$1.03	$6.28m	-67.92%	NM	NM	N/A
Mean of Above		$3.03	$38 m	-17.25%	$0.04	77.43	47.3
CSL Ltd.	ASX: CSL.AX	$37.40	$3172 m	11.3%	$0.98	34.88	37.2
China Biologic Products, Inc.	CBPO	$2.95	$32.4 m	45.7%	$0.37	7.97	

Note: Hualan and Unisplendour Guhan Group are listed on the Shenzhen Stock Exchange in China.
Beijing Tiantan and Guangxi Beisheng are listed on the Shanghai Stock Exchange in China.
CSL Limited is listed on Australia Exchange (ASX) and develops, manufactures and markets human pharmaceutical and diagnostic products derived from human plasma.

Source: Reuters

Investment Highlights Summary

- Rapidly growing demand for plasma-based products
- Under penetrated, consolidating market
- Securing raw materials supply
- High barriers to entry with strict regulatory environment
- Growing portfolio of high- margin products
- Geographic expansion opportunities
- Attractive valuation vs. peers



Contact

China Biologic Products Inc.

Yu-Yun Tristan Kuo

No.14 East Hushan Road, Tai'an City, 271000 Shandong Province, PRC

Tel: 86 538-6202306

IR@chinabiologic.com

CCG Elite Investor Relations Inc.

Crocker Coulson, President

1325 Avenue of the Americas, Suite 2800
New York, NY 10019

Tel: 1 (646) 213-1915

Crocker.Coulson@ccgir.com

May 2008

China Biologic Products, Inc.

Thank You

